SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 30, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-5)

                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-35026-12              74-2440850
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      Of Incorporation)               File Number)          Identification No.)



           200 Vesey Street
          New York, New York                                      10285
          ------------------                                   ----------
    (Address of Principal Executive                            (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (212) 526-7000

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $373,162,703 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-A6, Class 3-AP, Class 3-AX, Class A-4, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-5 on March 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated March 29, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and Wells Fargo Bank Minnesota, N.A, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-A6, Class 3-AP, Class A-4, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $381,563,201 as of January 1, 2001. The Class A4 Certificates are guaranteed under the Certificate Guaranty Insurance Policy, attached hereto as Exhibit 99.3, which was issued under the terms of an Insurance Agreement, attached hereto as Exhibit 99.2, dated March 1, 2001 among MBIA Insurance Corporation, as insurer, the Seller, the Depositor and the Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:


     1.1 Terms Agreement, dated March 29, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

     4.1 Trust Agreement, dated as of March 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Insurance Agreement, dated as of March 1, 2001, among MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, N.A., as Trustee.

     99.3 Certificate Guarantee Insurance Policy, dated March 1, 2001, issued by MBIA Insurance Corporation, as Insurer, in connection with the Class A4 Certificates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES
                                        CORPORATION


                                      By: /s/ Ellen V. Kiernan
                                        --------------------------------
                                           Name:  Ellen V. Kiernan
                                           Title: Vice President



Dated:  March 30, 2001

                                 EXHIBIT INDEX

Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------


    1.1         Terms Agreement, dated March 29, 2001, between
                Structured Asset Securities Corporation, as
                Depositor, and Lehman Brothers Inc., as the
                Underwriter.

    4.1         Trust Agreement, dated as of March 1, 2001, among
                Structured Asset Securities Corporation, as
                Depositor, Aurora Loan Services Inc., as Master
                Servicer, and Wells Fargo Bank Minnesota, N.A., as
                Trustee.

   99.4 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2001, between Lehman Capital, A
                Division of Lehman Brothers Holdings Inc., as
                Seller, and Structured Asset Securities
                Corporation, as Purchaser.

   99.5 Insurance Agreement, dated as of March 1, 2001, among MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, N.A., as Trustee.

   99.6 Certificate Guarantee Insurance Policy, dated March 1, 2001, issued by MBIA Insurance Corporation, as
                Insurer, in connection with the Class A4
                Certificates.